Property and Equipment, net	12 Months Ended
Dec. 31, 2021
Property and Equipment, net
Property and Equipment, net

10. Property and Equipment, net

	As of December 31,
	2020	2021
	RMB	RMB
Electronic equipment	52,597	50,954
Software	37,763	38,972
Transportation equipment	4,241	4,237
Office equipment	8,021	7,267
Leasehold improvements	61,938	39,001
Total Property and Equipment	164,560	140,431
Accumulated depreciation	(91,533)	(99,112)
Total Property and Equipment, net	73,027	41,319

No impairment charges were recognized on fixed assets for the years ended December 31, 2019, 2020 and 2021, respectively.

Depreciation expenses were RMB23,306 , RMB23,178 and RMB24,500 for the years ended December 31, 2019, 2020 and 2021, respectively.

As of December 31, 2020 and 2021, property and equipment amounting to RMB8,090 and nil, respectively, were pledged to a domestic bank for bank loans (see Note 12).